EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the annual report of BBCN Bancorp, Inc. (the “Company”) as amended by Form 10-K/A for the period ended December 31, 2013, as filed with the Securities and Exchange Commission (the “Report”), I, Kevin S. Kim, Chairman, President and Chief Executive Officer of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that:

     (1)    the Report fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934; and

     (2)    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company for the periods presented therein.

This Certification has not been, and shall not be deemed, “filed” with the Securities and Exchange Commission.

By:	/s/ KEVIN S. KIM
Kevin S. Kim Chairman, President and Chief Executive Officer

Date: May 1, 2015